EXHIBIT 10.1
October 18, 2006
Via Facsimile: (585) 242-8677
Zapata Corporation
100 Meridian Centre, Suite 350
Rochester, New York 14618
Attn: Avram A. Glazer
Gentlemen:
     Reference is made to that Stock Purchase Agreement dated as of September 8, 2006 (the “Agreement”), by and between Zapata Corporation, a Nevada corporation (the “Seller”), and Omega Protein Corporation, a Nevada corporation (the “ Purchaser ”). All capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement.
     Section 7.10(a)(i) of the Agreement requires that the Purchaser, as promptly as practicable after the date of the Agreement, but no less than 20 business days thereafter, file, a Registration Statement on Form S-3 pursuant to Rule 415 for the resale of the Remaining Shares.
     The Seller has requested that the Purchaser delay the filing of the Registration Statement until such time as the Seller notifies the Purchaser, in writing pursuant to Section 12.1 of the Agreement, of a new deadline for the filing of the Registration Statement, which notification shall precede the new deadline by at least 15 business days.
     By executing this letter, the Seller hereby agrees to suspend the Purchaser’s obligation to perform the requirement contained in Section 7.10(a)(i) of the Agreement that the Registration Statement for the resale of the Remaining Shares be filed by the Purchaser with the Commission as promptly as practicable after the date of the Agreement, but no less than 20 business days thereafter. The Purchaser and the Seller further agree that the Purchaser shall file the Registration Statement with the Commission by the new deadline set by the Seller, notification of which shall precede the new deadline by at least 15 business days. Notification of the new deadline shall be given in writing pursuant to Section 12.1 of the Agreement.
     Except as may be expressly set forth in this letter, all provisions, terms and conditions in the Agreement remain unmodified and in full force and effect.

Very truly yours, OMEGA PROTEIN CORPORATION
/s/ John D. Held
John D. Held
Executive Vice President

October 20, 2006

Acknowledged as of the date first written above:

ZAPATA CORPORATION

By:	/s/ Leonard DiSalvo

	Name:	Leonard DiSalvo
	Title:	Chief Financial officer

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